UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

AUGUST 31, 2018

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 83.0%
CONSUMER DISCRETIONARY - 19.6%
Auto Components - 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	370,000	$334,850	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	360,000	340,938	(a)
IHO Verwaltungs GmbH, Senior Secured Notes, (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	330,000	329,175	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Notes, (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	230,000	219,075	(a)(b)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	560,000	581,700	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	440,000	444,551	(a)

Total Auto Components				2,250,289

Diversified Consumer Services - 1.8%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	630,000	644,175	(a)
frontdoor Inc., Senior Notes	6.750%	8/15/26	380,000	389,975	(a)
Prime Security Services Borrower LLC/Prime Finance Inc.	9.250%	5/15/23	884,000	949,239	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	390,000	399,263
Service Corp. International, Senior Notes	7.500%	4/1/27	387,000	432,956
Service Corp. International, Senior Notes	4.625%	12/15/27	520,000	500,500
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	470,000	455,115	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	470,000	509,950	(a)

Total Diversified Consumer Services				4,281,173

Hotels, Restaurants & Leisure - 5.7%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	300,000	291,000	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	380,000	380,950	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	250,000	239,375	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,347,204	1,347,203	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	270,000	287,550	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	350,000	338,625	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - (continued)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,015,000	$1,059,406
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	560,000	561,400	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	500,000	520,475
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.750%	6/1/28	830,000	883,784
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	500,000	528,750	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	120,000	118,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	530,000	522,713
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	400,000	422,000	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	750,000	825,938
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	694,000	700,073	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	990,000	1,050,736
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	380,000	361,950	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	692,000	755,145	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	610,000	606,950
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	280,000	262,150	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,250,000	1,231,250	(a)

Total Hotels, Restaurants & Leisure				13,296,223

Household Durables - 1.8%
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,090,000	1,024,600
Lennar Corp., Senior Notes	4.500%	4/30/24	310,000	305,056
Lennar Corp., Senior Notes	4.750%	11/29/27	770,000	738,237
LGI Homes Inc., Senior Notes	6.875%	7/15/26	610,000	607,712	(a)
TopBuild Corp., Senior Notes	5.625%	5/1/26	730,000	724,525	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	61,275

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Durables - (continued)
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	400,000	$388,120	(a)
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	430,000	409,038

Total Household Durables				4,258,563

Internet & Direct Marketing Retail - 0.2%
Netflix Inc., Senior Notes	5.875%	2/15/25	507,000	524,745

Media - 6.9%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	3,440,000	3,392,700	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	660,000	638,550	(a)
AMC Entertainment Holdings Inc., Senior Notes	6.125%	5/15/27	440,000	433,400
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	580,000	593,050	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	500,000	501,250	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	190,000	190,475	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	930,000	889,312	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	390,000	367,197	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,360,000	1,390,813
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	460,893
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,880,000	2,516,400
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,380,000	1,250,625
EW Scripps Co., Senior Notes	5.125%	5/15/25	430,000	411,725	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	480,000	487,200	(a)
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	440,000	513,571
Univision Communications Inc. , Senior Secured Notes	5.125%	2/15/25	610,000	561,200	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	570,000	532,237	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - (continued)
Virgin Media Finance PLC, Senior Secured Notes	5.500%	8/15/26	670,000	$659,950	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	300,000	296,625	(a)

Total Media				16,087,173

Specialty Retail - 1.4%
Hertz Corp., Senior Notes	5.875%	10/15/20	860,000	859,734
L Brands Inc., Senior Notes	5.250%	2/1/28	860,000	740,675
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	650,000	656,500	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	530,000	488,925
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	570,000	561,450	(a)

Total Specialty Retail				3,307,284

Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	200,000	196,000	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	800,000	774,000	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	850,000	858,500

Total Textiles, Apparel & Luxury Goods				1,828,500

TOTAL CONSUMER DISCRETIONARY				45,833,950

CONSUMER STAPLES - 1.6%
Beverages - 0.2%
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	530,000	520,381	(a)

Food Products - 0.7%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	100,000	98,750	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	960,000	948,000	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	620,000	590,550	(a)

Total Food Products				1,637,300

Household Products - 0.4%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	370,000	349,187
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	339,075
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	350,000	355,250

Total Household Products				1,043,512

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	290,000	$278,763
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	331,200	(a)

Total Tobacco				609,963

TOTAL CONSUMER STAPLES				3,811,156

ENERGY - 14.7%
Energy Equipment & Services - 1.7%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	893,000	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	640,000	660,000	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	280,000	262,500
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	450,000	453,937	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	300,000	324,375	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	170,000	173,613	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	400,000	331,500
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	960,000	955,200	(a)

Total Energy Equipment & Services				4,054,125

Oil, Gas & Consumable Fuels - 13.0%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	590,000	604,750
Berry Petroleum Co. Escrow	—	—	1,580,000	0	*(c)(d)(e)
Berry Petroleum Co. Escrow	—	—	1,520,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	809,734	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	650,000	656,500	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	560,000	603,400
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	360,000	354,600	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	740,000	789,025
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	150,188
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	1,043,250
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	240,000	245,700

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	280,000	$271,722
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	143,377
Continental Resources Inc., Senior Notes	4.900%	6/1/44	320,000	318,985
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	780,000	798,525	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	610,000	659,562	(a)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	290,000	292,900
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	610,000	626,012
Ecopetrol SA, Senior Notes	5.875%	9/18/23	128,000	136,384
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	450,000	451,125	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	290,000	290,363	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	9.375%	5/1/24	540,000	427,950	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	580,000	421,950	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,210,000	774,400
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	480,000	490,800	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	740,000	696,525	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	370,000	365,837
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	430,000	403,125
Gulfport Energy Corp., Senior Notes	6.375%	5/15/25	610,000	606,950
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	560,000	511,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,580,000	1,441,750	(a)
Murphy Oil USA, Inc., Senior Notes	5.625%	5/1/27	500,000	500,625
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,140,000	1,169,925
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	380,000	384,275	(a)
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	350,000	354,022	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	380,000	471,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	691,000	$704,820
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	320,000	326,000	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	820,000	814,834
QEP Resources Inc., Senior Notes	6.875%	3/1/21	36,000	38,070
QEP Resources Inc., Senior Notes	5.250%	5/1/23	510,000	499,800
QEP Resources Inc., Senior Notes	5.625%	3/1/26	150,000	144,000
Range Resources Corp., Senior Notes	5.000%	3/15/23	480,000	471,984
Range Resources Corp., Senior Notes	4.875%	5/15/25	260,000	250,250
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	681,150	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	880,000	1,025,200	(a)
SemGroup Corp./Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	940,000	914,150
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	910,000	936,162	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	490,000	476,525
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	680,000	697,850	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	490,000	494,900	(a)
Transocean Pontus Ltd., Senior Secured Notes	6.125%	8/1/25	280,000	286,300	(a)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	380,000	388,318
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	830,000	1,015,131
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	300,000	403,125
WPX Energy Inc., Senior Notes	6.000%	1/15/22	170,000	176,375
WPX Energy Inc., Senior Notes	8.250%	8/1/23	770,000	877,800
WPX Energy Inc., Senior Notes	5.750%	6/1/26	500,000	506,250

Total Oil, Gas & Consumable Fuels				30,395,430

TOTAL ENERGY				34,449,555

FINANCIALS - 7.7%
Banks - 2.4%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000	350,438	(f)(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Barclays PLC, Junior Subordinated Notes (8.000% to 12/15/20 then EUR 5 year Swap Annual + 6.750%)	8.000%	12/15/20	520,000	EUR	$668,132	(f)(g)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	340,000		358,445	(a)(f)(g)
CIT Group Inc., Senior Notes	5.250%	3/7/25	140,000		142,713
CIT Group Inc., Subordinated Notes	6.125%	3/9/28	430,000		450,425
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	500,000		551,374	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	740,000		725,200	(f)(g)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	690,000		625,114	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	200,000		181,856	(a)(f)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	1,030,000		1,067,338	(a)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	450,000		501,659

Total Banks					5,622,694

Capital Markets - 0.3%
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	210,000		217,665	(a)(f)(g)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	540,000		567,000

Total Capital Markets					784,665

Consumer Finance - 1.9%
Ally Financial Inc., Senior Notes	5.750%	11/20/25	750,000		780,000
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000		527,825
FirstCash Inc., Senior Notes	5.375%	6/1/24	540,000		542,700	(a)
Navient Corp., Senior Notes	6.500%	6/15/22	190,000		196,707
Navient Corp., Senior Notes	5.875%	10/25/24	770,000		748,825

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - (continued)
Navient Corp., Senior Notes	6.750%	6/25/25	1,350,000	$1,350,000
Navient Corp., Senior Notes	6.750%	6/15/26	250,000	245,937

Total Consumer Finance				4,391,994

Diversified Financial Services - 1.9%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	910,000	700,700	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	484,000	477,950	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,040,000	1,024,400	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	150,000	153,375	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	260,000	257,725	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,320,000	1,359,600	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	442,000	450,840	(a)

Total Diversified Financial Services				4,424,590

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	740,000	736,300	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	200,000	209,000

Total Insurance				945,300

Thrifts & Mortgage Finance - 0.8%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	500,000	497,500	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	1,260,000	1,159,200	(a)
Radian Group Inc., Senior Notes	4.500%	10/1/24	190,000	188,100

Total Thrifts & Mortgage Finance				1,844,800

TOTAL FINANCIALS				18,014,043

HEALTH CARE - 8.5%
Health Care Equipment & Supplies - 0.6%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	320,000	320,800
DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	700,000	726,460	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	300,000	302,250	(a)

Total Health Care Equipment & Supplies				1,349,510

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 5.2%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	270,000	$244,350	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	662,000	691,790	(c)(d)(g)(h)
BioScrip Inc., Senior Notes	8.875%	2/15/21	590,000	567,875
Centene Corp., Senior Notes	6.125%	2/15/24	170,000	179,138
Centene Corp., Senior Notes	5.375%	6/1/26	740,000	765,774	(a)
DaVita Inc., Senior Notes	5.125%	7/15/24	280,000	271,354
HCA Inc., Senior Notes	7.690%	6/15/25	1,035,000	1,156,612
HCA Inc., Senior Notes	5.625%	9/1/28	1,210,000	1,216,050
HCA Inc., Senior Notes	7.500%	11/15/95	100,000	98,500
HCA Inc., Senior Secured Notes	5.250%	4/15/25	1,100,000	1,137,125
HCA Inc., Senior Secured Notes	4.500%	2/15/27	210,000	208,425
HCA Inc., Senior Secured Notes	5.500%	6/15/47	690,000	693,450
HCA, Inc., Senior Notes	7.500%	11/6/33	250,000	267,500
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	530,000	533,975	(a)
NVA Holdings Inc., Senior Notes	6.875%	4/1/26	920,000	918,850	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	300,000	310,875	(a)(b)
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	520,000	555,100	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	1,150,000	1,208,581	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	970,000	1,028,200
Tenet Healthcare Corp., Senior Secured Notes	4.375%	10/1/21	190,000	190,475
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	40,000	40,200

Total Health Care Providers & Services				12,284,199

Pharmaceuticals - 2.7%
Bausch Health Cos. Inc., Senior Notes	5.500%	3/1/23	490,000	464,339	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	270,000	252,113	(a)
Bausch Health Cos. Inc., Senior Notes	9.250%	4/1/26	1,820,000	1,935,170	(a)
Bausch Health Cos. Inc., Senior Notes	8.500%	1/31/27	410,000	422,300	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	1,040,000	1,101,100	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	450,000	450,562	(a)
Endo Dac/Endo Finance LLC/Endo Finco Inc., Senior Notes	6.000%	2/1/25	410,000	341,325	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - (continued)
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	290,000	$279,850	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	290,000	249,400	(a)
HLF Financing Sarl LLC/Herbalife International Inc., Senior Notes	7.250%	8/15/26	490,000	497,521	(a)
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	210,000	217,288

Total Pharmaceuticals				6,210,968

TOTAL HEALTH CARE				19,844,677

INDUSTRIALS - 8.1%
Aerospace & Defense - 0.5%
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	640,000	643,200	(a)
BWX Technologies Inc., Senior Notes	5.375%	7/15/26	460,000	465,750	(a)

Total Aerospace & Defense				1,108,950

Air Freight & Logistics - 0.7%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	710,000	713,550
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	108,000	111,966	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	910,000	940,712	(a)

Total Air Freight & Logistics				1,766,228

Airlines - 0.6%
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	133	146
U.S. Airways 2012-2 B Pass-Through Trust	6.750%	6/3/21	560,651	591,218
United Airlines 2013-1 Class B Pass-Through Trust, Secured Notes	5.375%	8/15/21	36,523	37,704
United Airlines 2014-1 Class B Pass-Through Trust	4.750%	4/11/22	688,541	696,211

Total Airlines				1,325,279

Building Products - 0.4%
Standard Industries Inc., Senior Notes	5.375%	11/15/24	260,000	261,625	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	670,000	626,651	(a)

Total Building Products				888,276

Commercial Services & Supplies - 2.5%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	20,000	21,200
ADT Corp., Senior Secured Notes	4.125%	6/15/23	550,000	524,562
Brink’s Co., Senior Notes	4.625%	10/15/27	560,000	525,000	(a)
Core & Main LP, Senior Notes	6.125%	8/15/25	310,000	299,150	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	580,000	579,693
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	110,000	104,775	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Commercial Services & Supplies - (continued)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	480,000	$355,200
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000	291,537	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.625%	3/1/24	506,000	499,675	(a)
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	290,000	296,888
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000	186,200
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	870,000	870,000
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	860,000	821,837
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	440,000	425,700	(a)

Total Commercial Services & Supplies				5,801,417

Construction Materials - 0.1%
New Enterprise Stone & Lime Co. Inc., Senior Secured Notes	6.250%	3/15/26	310,000	316,200	(a)

Machinery - 1.4%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	880,000	869,000	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	510,000	480,675	(a)
Blueline Rental Finance Corp./Blueline Rental LLC	9.250%	3/15/24	800,000	842,000	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	470,000	486,450	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	250,000	259,375
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	449,000	461,348

Total Machinery				3,398,848

Marine - 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000	1,081,250	(a)

Professional Services - 0.1%
FTI Consulting Inc., Senior Notes	2.000%	8/15/23	290,000	290,754	(a)

Road & Rail - 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	550,000	481,250	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Trading Companies & Distributors - 0.9%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	400,000	$395,520	(a)
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	458,700	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	200,000	193,500	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	440,000	425,150	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	620,000	575,050	(a)

Total Trading Companies & Distributors				2,047,920

Transportation Infrastructure - 0.2%
Neovia Logistics Services LLC/Neovia Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	170,000	113,475	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	420,000	385,875	(a)

Total Transportation Infrastructure				499,350

TOTAL INDUSTRIALS				19,005,722

INFORMATION TECHNOLOGY - 3.3%
Communications Equipment - 0.3%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	430,000	419,250	(a)
Finisar Corp., Senior Notes	0.500%	12/15/36	60,000	55,440
Palo Alto Networks Inc., Senior Notes	0.750%	7/1/23	170,000	179,604	(a)

Total Communications Equipment				654,294

Internet Software & Services - 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	373,625
Match Group Inc., Senior Notes	5.000%	12/15/27	390,000	385,125	(a)

Total Internet Software & Services				758,750

IT Services - 1.7%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	850,000	858,500	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	360,000	375,480	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,040,000	1,046,032	(a)
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	605,000	578,531	(a)
Verscend Escrow Corp., Senior Notes	9.750%	8/15/26	970,000	996,384	(a)

Total IT Services				3,854,927

Semiconductors & Semiconductor Equipment - 0.0%
Cree Inc., Senior Notes	0.875%	9/1/23	100,000	102,921	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Software - 0.7%
CDK Global Inc., Senior Notes	5.875%	6/15/26	730,000	$751,272
CDK Global Inc., Senior Notes	4.875%	6/1/27	250,000	246,875
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	580,000	599,575	(a)

Total Software				1,597,722

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	360,000	371,310	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	370,000	395,623	(a)

Total Technology Hardware, Storage & Peripherals				766,933

TOTAL INFORMATION TECHNOLOGY				7,735,547

MATERIALS - 8.4%
Chemicals - 0.9%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	570,000	550,762	(a)
Olin Corp., Senior Notes	5.000%	2/1/30	530,000	508,137
Valvoline Inc., Senior Notes	5.500%	7/15/24	680,000	697,000
Valvoline Inc., Senior Notes	4.375%	8/15/25	450,000	430,313

Total Chemicals				2,186,212

Containers & Packaging - 2.0%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	501,933	503,188	(a)(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	780,000	764,400	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	298,125	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	460,000	432,400	(a)
Flex Acquisition Co. Inc., Senior Notes	7.875%	7/15/26	700,000	702,625	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,285,000	1,400,650
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	480,000	478,800	(a)

Total Containers & Packaging				4,580,188

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 5.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	$436,650	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	780,000	845,325	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,310,000	1,355,850	(a)
ArcelorMittal SA, Senior Notes	6.750%	3/1/41	300,000	343,077
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	720,000	705,600	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	210,000	198,188	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	820,000	792,325	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	260,000	243,100	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	850,000	822,375
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	60,000	64,350
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	310,000	298,762
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	80,000	77,400
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,050,000	1,839,055
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	660,000	674,850	(a)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	900,000	919,125	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,132,733	12,787	*(a)(i)
Murray Energy Corp., Senior Notes (9.000% Cash & 3.000% PIK)	12.000%	4/15/24	240,000	172,800	(a)(b)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	520,000	532,350	(a)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	300,000	299,250
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	340,000	348,398
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	860,000	809,475

Total Metals & Mining				11,791,092

Paper & Forest Products - 0.5%
Mercer International Inc., Senior Notes	6.500%	2/1/24	710,000	729,525
Mercer International Inc., Senior Notes	5.500%	1/15/26	380,000	371,450	(a)

Total Paper & Forest Products				1,100,975

TOTAL MATERIALS				19,658,467

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	90,675
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	441,100
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	136,500

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Equity Real Estate Investment Trusts (REITs) - (continued)
CoreCivic Inc., Senior Notes	4.750%	10/15/27	580,000	$522,000
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	410,000	400,775
GEO Group Inc., Senior Notes	5.125%	4/1/23	800,000	776,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	526,625
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	300,000	317,790
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	251,250
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	470,000	461,775

Total Equity Real Estate Investment Trusts (REITs)				3,924,490

Real Estate Management & Development - 1.0%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,000,000	1,015,000	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	690,000	646,875	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	610,000	594,079	(a)

Total Real Estate Management & Development				2,255,954

TOTAL REAL ESTATE				6,180,444

TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 2.9%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	344,850
CenturyLink Inc., Senior Notes	5.625%	4/1/25	260,000	254,800
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,070,000	1,094,075	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	850,000	777,495
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	896,750	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	756,602
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,430,000	1,431,787	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	310,000	306,931	(a)
Windstream Services LLC/Windstream Finance Corp.	10.500%	6/30/24	1,220,000	988,200	(a)

Total Diversified Telecommunication Services				6,851,490

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - 3.7%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	720,000	$749,700	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	504,000	587,790	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	785,000	869,387
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	100,000	101,250	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	715,000	845,488
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	136,622
Sprint Corp., Senior Notes	7.875%	9/15/23	2,190,000	2,362,462
Sprint Corp., Senior Notes	7.625%	2/15/25	420,000	446,775
Sprint Corp., Senior Notes	7.625%	3/1/26	610,000	642,123
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,730,000	1,833,264
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	100,000	94,305

Total Wireless Telecommunication Services				8,669,166

TOTAL TELECOMMUNICATION SERVICES				15,520,656

UTILITIES - 1.8%
Electric Utilities - 1.3%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,115,000	1,543,950	*(j)
Red Oak Power LLC, Senior Secured Notes	9.200%	11/30/29	500,000	570,625
Vistra Operations Co. LLC, Senior Notes	5.500%	9/1/26	910,000	923,377	(a)

Total Electric Utilities				3,037,952

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	480,000	456,000

Independent Power and Renewable Electricity Producers - 0.3%
AES Corp., Senior Notes	5.500%	4/15/25	755,000	779,537
NRG Energy, Inc., Senior Notes	7.250%	5/15/26	30,000	32,400

Total Independent Power and Renewable Electricity Producers				811,937

TOTAL UTILITIES				4,305,889

TOTAL CORPORATE BONDS & NOTES (Cost - $194,611,967)				194,360,106

			SHARES
COMMON STOCKS - 4.3%
CONSUMER DISCRETIONARY - 1.0%
Hotels, Restaurants & Leisure - 0.8%
Bossier Casino Venture Holdco Inc.			81,754	1,913,861	*(c)(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY			SHARES	VALUE
Media - 0.2%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	$376,841	*(c)(d)

TOTAL CONSUMER DISCRETIONARY				2,290,702

ENERGY - 3.0%
Energy Equipment & Services - 0.8%
Hercules Offshore Inc. (Escrow)			54,577	15,391	*(c)(d)
KCAD Holdings I Ltd.			424,046,710	1,765,730	*(c)(d)

Total Energy Equipment & Services				1,781,121

Oil, Gas & Consumable Fuels - 2.2%
Berry Petroleum Corp.			270,503	4,433,541	*
Blue Ridge Mountain Resources Inc.			130,264	785,492	*(c)(d)
MWO Holdings LLC			621	0	*(c)(d)(e)

Total Oil, Gas & Consumable Fuels				5,219,033

TOTAL ENERGY				7,000,154

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer HoldCo, S.C.A.			58,411	220,210	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			3,456	0	*(a)(c)(d)(e)

TOTAL INDUSTRIALS				220,210

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC			24,398	561,154	*(c)(d)

TOTAL COMMON STOCKS (Cost - $14,282,142)				10,072,220

	RATE	MATURITY DATE	FACE AMOUNT†
ASSET-BACKED SECURITIES - 4.1%
Ares XLIV CLO Ltd., 2017-44A, D (3 mo. USD LIBOR + 6.550%)	8.889%	10/15/29	700,000	710,368	(a)(g)
Avery Point VI CLO Ltd., 2015-6A, E1 (3 mo. USD LIBOR + 5.500%)	7.841%	8/5/27	750,000	750,000	(a)(g)
BlueMountain CLO Ltd., 2015-2A, ER (3 mo. USD LIBOR + 5.200%)	7.533%	7/18/27	250,000	251,897	(a)(g)
Carlyle Global Market Strategies CLO Ltd., 2017-2A, C (3 mo. USD LIBOR + 3.700%)	6.048%	7/20/31	500,000	508,721	(a)(g)
Catskill Park CLO Ltd., 2017-1A, D (3 mo. USD LIBOR + 6.000%)	8.348%	4/20/29	400,000	404,743	(a)(g)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.366%	10/15/26	360,000	361,648	(a)(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Cumberland Park CLO Ltd., 2015-2A, ER (3 mo. USD LIBOR + 5.650%)	7.998%	7/20/28	500,000	$501,655	(a)(g)
CVP CLO Ltd., 2017-2A, D (3 mo. USD LIBOR + 2.650%)	4.998%	1/20/31	600,000	585,859	(a)(g)
Jackson Mill CLO Ltd., 2015-1A, DR (3 mo. USD LIBOR + 2.800%)	5.139%	4/15/27	600,000	600,264	(a)(g)
Jamestown CLO VIII Ltd., 2015-8A, D2 (3 mo. USD LIBOR + 6.750%)	9.089%	1/15/28	500,000	500,943	(a)(g)
Midocean Credit CLO VII, 2017-7A, D (3 mo. USD LIBOR + 3.880%)	6.219%	7/15/29	500,000	504,351	(a)(g)
Oaktree CLO Ltd., 2015-1A, DR (3 mo. USD LIBOR + 5.200%)	7.548%	10/20/27	250,000	249,488	(a)(g)
OZLM XIX Ltd., 2017-19A, C (3 mo. USD LIBOR + 3.100%)	5.439%	11/22/30	800,000	801,018	(a)(g)
Saranac CLO III Ltd., 2014-3A, DR (3 mo. USD LIBOR + 3.250%)	5.582%	6/22/30	590,000	591,398	(a)(g)
THL Credit Wind River CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.550%)	7.898%	7/15/28	750,000	758,403	(a)(g)
Treman Park CLO Ltd., 2015-1A, E (3 mo. USD LIBOR + 6.200%)	8.548%	4/20/27	500,000	501,027	(a)(g)
Venture XVII CLO Ltd., 2014-17A (3 mo. USD LIBOR + 5.740%)	8.079%	4/15/27	350,000	350,131	(a)(g)
Venture XVII CLO Ltd., 2014-17A, DRR (3 mo. USD LIBOR + 2.820%)	5.159%	4/15/27	350,000	347,848	(a)(g)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	6.076%	10/15/31	440,000	435,600	(a)(c)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $9,531,873)				9,715,362

SENIOR LOANS - 2.8%
CONSUMER DISCRETIONARY - 1.0%
Media - 0.3%
American Media Inc., Term Loan (3 mo. LIBOR + 8.000%)	10.334%	10/1/18	660,000	653,400	(c)(d)(g)(k)(l)

Specialty Retail - 0.6%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.090%	3/11/22	1,032,181	885,648	(g)(k)(l)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.320%	6/29/22	830,000	616,967	(g)(k)(l)

Total Specialty Retail				1,502,615

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Initial Term Loan (3 mo. LIBOR + 5.500%)	7.810%	10/31/20	359,329	$286,115	(g)(k)(l)

TOTAL CONSUMER DISCRETIONARY				2,442,130

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Chesapeake Energy Corp., Class A Loan (1 mo. LIBOR + 7.500%)	9.576%	8/23/21	510,000	533,428	(g)(k)(l)
Permian Production Partners LLC, Initial Advances Term Loan (3 mo. LIBOR + 6.000%)	8.080%	5/20/24	520,000	517,400	(d)(g)(k)(l)

TOTAL ENERGY				1,050,828

HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.4%
Immucor Inc., Term Loan B-3 (2 mo. LIBOR + 5.000%)	7.169%	6/15/21	378,952	384,221	(g)(k)(l)
Lantheus Medical Imaging Inc., New Term Loan B 2017 (1 mo. LIBOR + 3.750%)	5.826%	6/30/22	562,875	564,986	(d)(g)(k)(l)

Total Health Care Equipment & Supplies				949,207

Health Care Providers & Services - 0.4%
Radnet Management Inc., Term Loan B1 (3 mo. LIBOR + 3.750%)	6.090-7.750%	6/30/23	815,324	821,440	(g)(k)(l)

TOTAL HEALTH CARE				1,770,647

INDUSTRIALS - 0.2%
Building Products - 0.2%
Pisces Midco Inc., Term Loan (3 mo. LIBOR + 3.750%)	6.087%	4/12/25	570,000	572,964	(g)(k)(l)

MATERIALS - 0.2%
Metals & Mining - 0.2%
Murray Energy Corp., Superpriority Term B-2 Loan (1 mo. LIBOR + 7.250%)	9.326%	10/17/22	473,141	442,387	(g)(k)(l)

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.067%	2/7/23	341,578	344,994	(b)(g)(k)(l)
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000%)	10.067%	2/7/23	16,606	16,772	(g)(k)(l)

TOTAL UTILITIES				361,766

TOTAL SENIOR LOANS (Cost - $6,915,160)				6,640,722

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 1.3%
Argentina - 0.5%
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	160,000		$143,242
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	240,000		203,700
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	250,000		207,002
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	330,000		259,050
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	680,000		493,007	(m)

Total Argentina					1,306,001

Ecuador - 0.2%
Republic of Ecuador, Senior Notes	7.875%	1/23/28	440,000		378,950	(a)

Mexico - 0.6%
United Mexican States, Senior Bonds	6.500%	6/9/22	27,277,000	MXN	1,365,160

TOTAL SOVEREIGN BONDS (Cost - $4,360,979)					3,050,111

CONVERTIBLE BONDS & NOTES - 1.0%
CONSUMER DISCRETIONARY - 0.7%
Media - 0.7%
DISH Network Corp., Senior Notes	2.375%	3/15/24	410,000		361,416
DISH Network Corp., Senior Notes	3.375%	8/15/26	110,000		103,741
GCI Liberty Inc., Senior Notes	1.750%	9/30/46	300,000		315,040	(a)
Liberty Media Corp., Senior Notes	2.125%	3/31/48	570,000		581,845	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	370,000		384,104	(a)

TOTAL CONSUMER DISCRETIONARY					1,746,146

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	150,000		119,502

INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	370,000		347,863
Twitter Inc., Senior Notes	0.250%	6/15/24	100,000		95,486	(a)

TOTAL INFORMATION TECHNOLOGY					443,349

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $2,332,680)					2,308,997

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 0.4%
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.709%		26,950	$732,770	(g)

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%		28,035,666	280,357	*(c)(d)

TOTAL PREFERRED STOCKS (Cost - $2,845,882)				1,013,127

		MATURITY DATE	FACE AMOUNT†
COLLATERALIZED MORTGAGE OBLIGATIONS(n) - 0.4%
JPMBB Commercial Mortgage Securities Trust, 2015-C31, E	4.771%	8/15/48	700,000	477,632	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28, E	3.000%	5/15/48	800,000	487,623	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,038,860)				965,255

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		2,104	29,018	(b)(h)
Sanchez Energy Corp.	6.500%		10,150	111,650

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $466,966)				140,668

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $236,386,509)				228,266,568

SHORT-TERM INVESTMENTS - 0.8%
Western Asset Government Cash Management Portfolio LLC (Cost - $1,750,368)	1.980%		1,750,368	1,750,368	(o)

TOTAL INVESTMENTS - 98.2% (Cost - $238,136,877)				230,016,936
Other Assets in Excess of Liabilities - 1.8%				4,232,854

TOTAL NET ASSETS - 100.0%				$234,249,790

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Restricted security (Note 3).

(i)	The maturity principal is currently in default as of August 31, 2018.

(j)	The coupon payment on these securities is currently in default as of August 31, 2018.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(n)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At August 31, 2018, the total market value of investments in Affiliated Companies was $1,750,368 and the cost was $1,750,368 (Note 2).

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation
EUR	— Euro
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-In-Kind

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

At August 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	205	12/18	$23,267,541	$23,246,680	$(20,861)
Contracts to Sell:
U.S. Treasury 10-Year Notes	2	12/18	240,780	240,531	249
U.S. Treasury Long-Term Bonds	14	12/18	2,023,496	2,019,063	4,433

					4,682

Net unrealized depreciation on open futures contracts					$(16,179)

At August 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	299,430	EUR	254,000	Citibank N.A.	10/18/18	$3,516
USD	384,307	EUR	326,000	Citibank N.A.	10/18/18	4,512

Total						$8,028

Abbreviations used in this table:

EUR	— Euro
USD	— United States Dollar

At August 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2018[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
JPMorgan Chase & Co. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	$900,000	12/20/22	1.229%	1.000% quarterly	$8,248	$(7,364)	$15,612

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.IG.29 Index	$900,000	12/20/27	1.000% quarterly	$(2,443)	$1,544	$(3,987)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2018

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Barclays Bank PLC	$341,181	2/8/19	BCSUOGS2 basket	*	3-Month LIBOR minus 0.900% quarterly	—	$(10,832)[6,7]

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[6]	Swap contract is valued using significant unobservable inputs (See Note 1).

[7]	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Custom equity basket is comprised of four common stocks in the Energy sector.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$44,486,747	$1,347,203		$45,833,950
Energy	—	34,449,555	0	*	34,449,555
Health Care	—	19,152,887	691,790		19,844,677
Other Corporate Bonds & Notes	—	94,231,924	—		94,231,924
Common Stocks:
Consumer Discretionary	—	—	2,290,702		2,290,702
Energy	$4,433,541	—	2,566,613		7,000,154
Industrials	—	—	220,210		220,210
Utilities	—	—	561,154		561,154
Asset-Backed Securities	—	9,715,362	—		9,715,362
Senior Loans:
Consumer Discretionary	—	1,788,730	653,400		2,442,130
Energy	—	533,428	517,400		1,050,828
Health Care	—	1,205,661	564,986		1,770,647
Other Senior Loans	—	1,377,117	—		1,377,117
Sovereign Bonds	—	3,050,111	—		3,050,111
Convertible Bonds & Notes	—	2,308,997	—		2,308,997
Preferred Stocks:
Financials	732,770	—	—		732,770
Industrials	—	—	280,357		280,357
Collateralized Mortgage Obligations	—	965,255	—		965,255
Convertible Preferred Stocks	—	140,668	—		140,668

Total Long-Term Investments	5,166,311	213,406,442	9,693,815		228,266,568

Short-Term Investments†	—	1,750,368	—		1,750,368

Total Investments	$5,166,311	$215,156,810	$9,693,815		$230,016,936

Other Financial Instruments:
Futures Contracts	4,682	—	—		4,682
Forward Foreign Currency Contracts	—	8,028	—		8,028
OTC Credit Default Swaps on Corporate Issues - Buy Protection‡	—	8,248	—		8,248

Total Other Financial Instruments	$4,682	$16,276	—		$20,958

Total	$5,170,993	$215,173,086	$9,693,815		$230,037,894

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$20,861	—	—	$20,861
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	$3,987	—	3,987
OTC Total Return Swaps	—	—	$10,832	10,832

Total	$20,861	$3,987	$10,832	$35,680

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premiums paid or received with respect to swap contracts.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At August 31, 2018, the security valued at $4,433,541 was transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF MAY 31, 2018		ACCRUED PREMIUMS/ DISCOUNTS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)[1]	PURCHASES
Corporate Bonds & Notes:
Consumer Discretionary	$1,301,157		—	—	—	$46,046
Energy	0	*	—	—	—	—
Health Care	691,790		$301	—	$(301)	—
Common Stocks:
Consumer Discretionary	2,261,194		—	—	29,508	—
Energy	3,419,781		—	—	(853,168)	—
Industrials	272,779		—	—	(52,569)	—
Utilities	542,855		—	—	18,299	—
Senior Loans:
Consumer Discretionary	610,050		8,075	—	5,029	647,212
Energy	584,814		401	$1,185	10,310	—
Health Care	1,403,757		143	27	(4,909)	—
Preferred Stocks:
Industrials	280,357		—	—	—	—
Other Financial Instruments:
OTC Total Return Swaps	22,102		—	—	(32,934)	—

Total	$11,390,636		$8,920	$1,212	$(880,735)	$693,258

INVESTMENTS IN SECURITIES (cont’d)	SALES		TRANSFERS INTO LEVEL 3[2]	TRANSFERS OUT OF LEVEL 3[3]	BALANCE AS OF AUGUST 31, 2018	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FOR INVESTMENTS IN SECURITIES STILL HELD AT AUGUST 31, 2018[1]
Corporate Bonds & Notes:
Consumer Discretionary	—		—	—	$1,347,203	—
Energy	—		—	—	0 *	—

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES (cont’d)	SALES	TRANSFERS INTO LEVEL 3[2]	TRANSFERS OUT OF LEVEL 3[3]	BALANCE AS OF AUGUST 31, 2018	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FOR INVESTMENTS IN SECURITIES STILL HELD AT AUGUST 31, 2018[1]
Health Care	—	—	—	$691,790	$(301)
Common Stocks:
Consumer Discretionary	—	—	—	2,290,702	29,508
Energy	—	—	—	2,566,613	(853,168)
Industrials	—	—	—	220,210	(52,569)
Utilities	—	—	—	561,154	18,299
Senior Loans:
Consumer Discretionary	—	—	$(616,966)	653,400	(1,741)
Energy	$(79,310)	—	—	517,400	(374)
Health Care	(12,594)	—	(821,438)	564,986	(4,909)
Preferred Stocks:
Industrials	—	—	—	280,357	—
Other Financial Instruments:
OTC Total Return Swaps	—	—	—	(10,832)	(32,935)

Total	$(91,904)	$0	$(1,438,404)	$9,682,983	$(898,190)

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

Notes to Schedule of Investments (unaudited) (continued)

	Fair Value at 8/31/18 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds & Notes	$1,347	Market Approach	Average EV/EBITDA Multiple	10.57x	Increase
			EV/Revenue vs EBITDA Margin Multiple	2.36x	Increase
			EV/Tangible Assets vs EBITDA/Tangible Assets Multiple	2.23x	Increase
			Liquidity Discount	3.32%	Decrease
Common Stock	$1,914	Market Approach	EV/EBITDA Multiple	9.24x	Increase

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, LLC, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended August 31, 2018. The following transactions were effected in shares of such companies for the period ended August 31, 2018.

Notes to Schedule of Investments (unaudited) (continued)

	Affiliate Value at May 31, 2018	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$14,706,766	14,706,766	$12,956,398	12,956,398	—	$6,096	—	$1,750,368

3. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 8/31/2018	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	2,104	2/17	$21,202	$29,018	$13.79	0.01%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$662,000	6/17	656,692	691,790	104.50	0.30

			$677,894	$720,808		0.31%

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: October 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: October 26, 2018

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: October 26, 2018